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                                  EXHIBIT 23.1
                        CONSENT OF ARTHUR ANDERSEN, LLP

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 Registration Nos. 333-06821, 333-32449, 333-60041, 333-84137, 333-89545 and 333-89543.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
March 30, 2001